UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15723		05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

313 Iron Horse Way,	Providence,	RI	02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry Into a Material Definitive Agreement

On October 22, 2020, United Natural Foods, Inc. (“UNFI” or the “Company”) completed the issuance and sale of $500 million aggregate principal amount of its 6.750% Senior Notes due 2028 (the “Notes”). The Notes were sold in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Notes were issued under an indenture, dated October 22, 2020, among the Company, the subsidiary guarantors named therein (the “Subsidiary Guarantors”) and U.S. Bank National Association, as trustee (the “Indenture”). Interest on the Notes accrues at a rate of 6.750% per annum and is payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2021. The Notes will mature on October 15, 2028.

On or after October 15, 2023, the Company may redeem some or all of the Notes at its option at the following redemption prices, plus accrued and unpaid interest, if any, on the Notes redeemed to, but excluding, the redemption date if redeemed during the 12-month period beginning on October 15 of the years indicated below:

Redemption year	Price
2023..........................................................................................................................................................	103.375%
2024..........................................................................................................................................................	101.688%
2025 and thereafter...................................................................................................................................	100.000%

Prior to October 15, 2023, the Company may, on any one or more occasions, redeem some or all of the Notes at its option at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus a “make-whole” premium equal to the greater of (i) 1.0% of the then outstanding principal amount of such Note and (ii) the excess of (1) the present value at the redemption date of the sum of (A) the redemption price of the Note at October 15, 2023 (which redemption price is set forth in the table above) plus (B) all required interest payments due on the Note through October 15, 2023 (excluding accrued but unpaid interest to the redemption date), such present value to be computed using a discount rate equal to the Treasury Rate (as defined in the Indenture) as of such redemption date plus 50 basis points; over (2) the then outstanding principal amount of such Note, plus accrued and unpaid interest, if any, on the Notes redeemed to, but excluding, the redemption date.

In addition, prior to October 15, 2023, the Company may also redeem up to 40% of the Notes using the net proceeds of certain equity offerings at a redemption price equal to 106.750% of the principal amount thereof, plus accrued and unpaid interest, if any, on the Notes redeemed to, but excluding, the redemption date.

Upon the occurrence of certain events constituting a change of control (as defined in the Indenture), the Company will be required to make an offer to repurchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

The Notes are guaranteed (the “Note Guarantees”) by each of the Company’s existing and future subsidiaries that are borrowers under or that guarantee the Company’s term loan facility (the “Term Loan Facility”) or asset-based revolving credit facility (the “ABL Credit Facility”). The Notes and the Note Guarantees are the Company’s and the Subsidiary Guarantors’ general unsecured and unsubordinated obligations and rank equally in right of payment with all of their existing and future unsecured and unsubordinated debt and senior in right of payment to any of their future subordinated debt. The Notes and the Note Guarantees will be effectively subordinated in right of payment to (i) all indebtedness and other obligations of any subsidiaries of the Company that do not guarantee the Notes and (ii) all secured indebtedness of the Company and the Subsidiary Guarantors to the extent of the value of the assets securing such indebtedness.

The Indenture contains customary covenants for debt securities of this type that limit the ability of the Company and its restricted subsidiaries to, among other things, (i) incur debt, (ii) declare or pay dividends or make other distributions to stockholders of the Company, (iii) transfer or sell assets, (iv) create liens on their assets, (v) engage in transactions with affiliates, and (vi) merge, consolidate or sell all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.

The Indenture includes customary events of default, including, among other things, payment default, covenant default, payment defaults and accelerations under other indebtedness, judgment defaults and bankruptcy, insolvency or reorganization affecting the Company or certain of its subsidiaries.

This description of the Indenture is a summary and is qualified in its entirety by reference to the Indenture (including the form of Global Note attached as Exhibit A to the Indenture), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The net proceeds from the offering of the Notes, together with borrowings under the ABL Credit Facility, were used to repay $500 million of the amounts outstanding under the Term Loan Facility (including accrued and unpaid interest with respect to such amount) and for the payment of all fees and expenses related to the offering of the Notes.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01    Regulation FD Disclosure

On October 22, 2020, the Company issued a press release announcing the closing of the offering of the Notes. A copy of the press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Indenture, dated October 22, 2020, among United Natural Foods, Inc., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee
99.1	Press Release of United Natural Foods, Inc., dated October 22, 2020, announcing the closing of the Notes offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Jill E. Sutton
Name:	Jill E. Sutton
Title:	Chief Legal Officer, General Counsel and Corporate Secretary

Date:    October 26, 2020